Exhibit 99.1

Sky Harbour Announces Equity Raise, Funding Growth Plan Through 2026

West Harrison, New York – September 17, 2024 – Sky Harbour Group Corporation (NYSE American: SKYH, SKYH WS) (“SHG” or the “Company”), an aviation infrastructure company building the first nationwide network of Home-Basing campuses for business aircraft, announced it has entered a securities purchase agreement with certain investors to issue 3,352,106 PIPE shares of Class A Common Stock for aggregate net proceeds of approximately $31.8 million, on a net purchase price of $9.50 per share in an initial closing expected to occur no earlier than October 15, 2024 and no later than October 25, 2024, subject to customary closing conditions.

In addition, the Company granted each investor the option to purchase one additional share of Class A Common Stock for each initial PIPE Share purchased in the initial closing at the same net price of $9.50 per share. These associated options to purchase additional PIPE Shares at a second closing expire on December 4th, 2024. Any PIPE Shares purchased at the second closing would be issued on or prior to December 20, 2024.

At any time prior to the initial closing, at the Company's sole discretion, we may allow additional investors to purchase additional PIPE Shares and the associated option to purchase PIPE Shares at the second closing date, by executing a joinder to the securities purchase agreement. The price per share may be equal to or greater than $9.50, and the amount of PIPE Shares that may be purchased at the second closing may be equal to or less than the number of additional PIPE Shares purchased by such additional investors in the initial closing.

The financing includes participation from investors in the Company’s November 2023 PIPE, including affiliates of Altai Capital and Raga Partners, as well as Boulderado, the family office of SHG Board member Alex Rozek.

The Company plans to leverage the potential proceeds of approximately $63 million of this PIPE financing from both closings and other cash on hand with the previously announced incremental $150 million in private activity debt financing, the latter expected to be issued in the first semester of 2025. The combined proceeds of approximately $240 million is intended to support the phase 1 development projects at approximately 6-7 new airport campuses (or approximately 800,000 additional rentable square feet), beyond the approximately one million rentable square feet already funded.  As recently announced, the Company is forecasting to announce another eight ground leases by the end of 2025, bringing the portfolio to 22 airports. Discussions with the various potential debt providers continue, with fixed income markets continuing to improve in the Company’s direction in terms of yield spreads and overall interest rates.

David B. Heller and Atul S. Joshi, Co-CIO’s of Raga Partners, commented, “We are pleased to make Sky Harbour a core holding for Raga Capital Partners and to support the Company’s unique approach as a solutions provider to the private aviation market.  We continue to be impressed by Tal and the management team at Sky Harbour, as they have been able to exceed their current business goals while also significantly expanding the pipeline of deals that will drive future growth."

Tal Keinan, Sky Harbour CEO, commented: “This investor group has brought important strategic contributions, beyond capital. It is gratifying to have created value for them and for all SKYH shareholders, even as we feel the steepest segment of our growth curve is still ahead of us. This investment funds Sky Harbour’s current business plan through 2026.”

Altai Capital’s founder, Rishi Bajaj commented, “Sky Harbour has proven its ability to secure top-tier airfields and attract marquee tenants as it expands across the country. We are thrilled to support Sky Harbour as it rapidly develops this new, exciting and extremely durable segment of the specialty real estate market.”

Morrison & Foerster acted as legal advisor to the Company and Schulte Roth + Zabel LLP to Altai Capital.

Sidoti Investor Conference Invitation

We will present and host one-on-one meetings with investors at the Sidoti Small Cap Virtual Investor Conference, taking place on September 18-19, 2024. The group presentation will begin at 1:45pm ET on Thursday, September 19th and can be accessed live here:

Webinar Link (Public): https://sidoti.zoom.us/webinar/register/WN_ivu1ouwpTs2IZfOvVuKkdA

Sky Harbour will also host virtual one-on-ones with investors on Wednesday and Thursday, September 18-19, 2024. To register for the presentation or one-on-ones for free, visit www.sidoti.com/events.

Emerging Growth Conference Invitation

We will also be presenting at the Emerging Growth Conference on September 25th at 10:15am ET. We will review a presentation and subsequently open the floor for written questions. Please submit your questions in advance to Questions@EmergingGrowth.com or ask your questions during the event. Please register below to ensure you are able to attend the conference and receive any updates that are released.

https://goto.webcasts.com/starthere.jsp?ei=1677125&tp_key=64e020ccee&sti=skyh

If attendees are not able to join the event live on the day of the conference, an archived webcast will also be made available on EmergingGrowth.com and on the Emerging Growth YouTube Channel, http://www.YouTube.com/EmergingGrowthConference.

About Sky Harbour Group Corporation

Sky Harbour Group Corporation is an aviation infrastructure company developing the first nationwide network of Home-Basing campuses for business aircraft. The company develops, leases and manages general aviation hangars across the United States. Sky Harbour’s Home-Basing offering aims to provide private and corporate customers with the best physical infrastructure in business aviation, coupled with dedicated service tailored to based aircraft, offering the shortest time to wheels-up in business aviation. To learn more, visit www.skyharbour.group.

About Altai Capital

Altai Capital is a technology-focused investment firm founded in 2009 by Rishi Bajaj. Altai Capital makes long-term investments across a diverse range of financial instruments, including debt, private equity, venture capital, and publicly traded securities. To learn more, visit www.altai.com.

Forward Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, earnings outlook and prospects of SHG. When used in this press release, the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of SHG as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in the public filings made or to be made with the SEC by SHG regarding the following: expectations regarding SHG’s strategies and future financial performance, including its future business plans or objectives, prospective performance and commercial opportunities and competitors, services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and SHG’s ability to invest in growth initiatives; the effects of general economic conditions, including inflation, rising interest rates, and availability of construction materials and labor for SHG’s development projects; SHG’s ability to scale and build the hangars currently under development or planned in a timely and cost-effective manner; the implementation, market acceptance and success of SHG’s business model and growth strategy; the success or profitability of SHG’s hangar facilities; SHG’s future capital requirements and sources and uses of cash; SHG’s ability to obtain funding for its operations and future growth; developments and projections relating to SHG’s competitors and industry; geopolitical risk and changes in applicable laws or regulations; the possibility that SHG may be adversely affected by other economic, business, and/or competitive factors; and SHG’s financial performance. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of SHG prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. SHG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

SKYH Investor Relations:

investors@skyharbour.group

Attn: Francisco X. Gonzalez, CFO